SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 9, 2005 (December 8, 2005)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:                                   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

I.                                         Non-Employee Director Compensation.  On December 8, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Waddell & Reed Financial, Inc. (the “Company”) approved the compensation to be paid to each non-management director of the Board (“Outside Directors”) with respect to service on the Board for 2006.  A summary describing the elements of such compensation is filed as Exhibit 10.1 attached hereto and incorporated herein by reference.  Compensation approved included an annual retainer of $50,000, meeting fees of $2,000 for each Board meeting attended, and $1,500 for each committee meeting attended (the Chairman of each committee receives meeting fees of $3,000 per committee meeting).  Additionally, for each Outside Director the Committee approved an annual formula-based award of 1,500 shares of restricted stock and a discretionary, non-formula based award of an additional 2,000 shares of restricted stock (6,000 shares for the Chairman of the Board).  These shares will be granted as of the first business day of January 2006 pursuant to the Company 1998 Stock Incentive Plan, as amended and restated, in accordance with the form of restricted stock agreement previously filed as Exhibit 10.5 to the Company’s Quarterly Report on Form10-Q for the quarter ended September 30, 2005, filed with the Securities Exchange Commission (the “SEC”) on November 1, 2005 and incorporated herein by reference.  Outside Directors are also reimbursed for travel and lodging expenses incurred in attending meetings, but are not compensated for the execution of written consents in lieu of Board or committee meetings.

At their election, Outside Directors are also eligible to participate in the Company’s group health insurance plan, a portion of the premiums for which are paid by the Company.  Additionally, Outside Directors may annually elect to convert their annual compensation into restricted stock under the Company’s 1998 Non-Employee Director Stock Award Plan, as amended and restated, in accordance with the form of restricted stock agreement previously filed as Exhibit 10.7 to the Company’s Quarterly Report on Form10-Q for the quarter ended September 30, 2005, filed with the SEC on November 1, 2005 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

10.1                           Summary of Non-Employee Director Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: December 9, 2005	By:	/s/ Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Non-Employee Director Compensation.